Intangible Software, net	12 Months Ended
Mar. 31, 2024
Disclosure of detailed information about intangible assets [abstract]
Intangible Software, net

Note 11 — Intangible Software, net

The Company capitalized certain costs associated with the ViraxImmune mobile application, which development has been suspended and has not been placed into services as of the date of this report. The Company capitalized $211,952 and $178,403 in software development costs for the years ended March 31, 2024 and 2023, respectively.

The recoverable amount of the ViraxImmune mobile application has been calculated with reference to the following:

•
Present value of the future cash flows expected to be derived from the application (value in use). In calculating this value, management used the assumption of four years of cash flow projections which were based on the Company's long-term financial projections of the launch and commercialization of products and services related to the underlying technology.
•
Five-year useful life for amortization, which the Company believed would best represent the recovery of such costs through revenues and net income.

Based on the estimated projections, the Company concluded that since the ViraxImmune mobile application development has been suspended, and the present value of future cash flows does not exceed the carrying value of the capitalized amount, there is a full impairment of these amounts at March 31, 2024.

Intangible Software
March 31, 2022	$—
Additions	178,403
Impairment	—
March 31, 2023	178,403
Additions	211,952
Impairment	(390,355)
March 31,2024	$—

The following represents the details of the software development costs during the year:

Intangible Assets Under Development	Type of Intangible Asset	Net Book Value	Remaining Amortization Period
ViraxImmune Mobile Application	Technology	$—	n/a